                                                                    EXHIBIT 23.4


                     INDEPENDENT PUBLIC ACCOUNTANTS' CONSENT


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 18, 1998, included in IXC Communications, Inc.'s Form 10-K for year ended December 31, 1998 and to all references to our Firm included in this Registration Statement.


/s/ Arthur Andersen LLP


Jackson, Mississippi,
October 27, 1999